Income Taxes (Effective Tax Rates Differ From Federal Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Taxes [Abstract]
Federal income tax rate	21.00%	34.00%
Federal statutory rate times financial statement income	$ 1,119	$ 1,177
Stock compensation	(13)	(49)
Bank owned life insurance income	(29)	(46)
Revaluation of net deferred tax assets		979
Low income housing tax credits	(30)
Other	10	54
Total	$ 1,057	$ 2,115
Effective tax rate	20.00%	61.00%